Exhibit j (ii) (a) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 26 to Form N-1A Registration Statement of Trust for Government Cash Reserves of our report dated January 15, 1999, on the financial statements as of November 30, 1998, of Trust for Government Cash Reserves, included in or made a part of this registration statement.



                                                    ........ Arthur Andersen LLP



Boston, Massachusetts
April 26, 1999

                                              Exhibit j (ii) (b) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 26 to Form N-1A Registration Statement of Trust for U.S. Treasury Obligations of our report dated January 15, 1999, on the financial statements as of November 30, 1998, of Trust for U.S. Treasury Obligations, included in or made a part of this registration statement.



                                                    ........ Arthur Andersen LLP



Boston, Massachusetts
April 26, 1999

                                              Exhibit j (ii) (c) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 26 to Form N-1A Registration Statement of Federated Short-Term U.S. Government Trust of our report dated January 15, 1999, on the financial statements as of November 30, 1998, of Federated Short-Term U.S. Government Trust, included in or made a part of this registration statement.



                                                    ........ Arthur Andersen LLP



Boston, Massachusetts
April 26, 1999